                                                                    EXHIBIT 99.1

                            AmeriCredit Corporation

                          Composition of the Receivables
                                      1998-D

                                                   New                     Used               Total
                                         -----------------------  ----------------------  ----------------
Aggregate Principal Balance                    $123,515,420.37          $365,904,029.77    $489,419,450.14

Number of Receivables in Pool                            7,965                   29,334             37,299

Percent of Pool by Principal Balance                     25.24%                   74.76%

Average Principal Balance                           $15,507.27               $12,473.72         $13,121.52
     Range of Principal Balances        ($287.50 to $29,928.46)  ($328.08 to $29,887.44)

Weighted Average APR                                     16.85%                   18.84%             18.34%
     Range of APRs                             (9.77% to 25.00%)        (9.5% to  29.00%

Weighted Average Remaining Term                             59                       56                 57
     Range of Remaining Terms                 (12 to 72 months)        (10 to 72 months)

Weighted Average Original Term                              60                       57                 58
     Range of Original Terms                  (12 to 72 months)        (12 to 72 months)

-------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.



         Distribution of the Receivables by APR as of the Cutoff Date

                     Aggregate Principal
                     Balance as of Cutoff   Percent of Aggregate      Number of    Percent of Number of
  APR Range (1)             Date           Principal Balance (2)    Receivables      Receivables (2)
-------------------  --------------------  ---------------------   --------------  ---------------------
9.000% to 9.999%            3,016,719                    0.62%               174                  0.47%
10.000% to 10.999%          2,021,805                    0.41%               113                  0.30%
11.000% to 11.999%          5,104,708                    1.04%               296                  0.79%
12.000% to 12.999%         20,013,576                    4.09%             1,186                  3.18%
13.000% to 13.999%         17,132,939                    3.50%             1,033                  2.77%
14.000% to 14.999%         17,438,308                    3.56%             1,081                  2.90%
15.000% to 15.999%         31,813,708                    6.50%             2,023                  5.42%
16.000% to 16.999%         29,818,921                    6.09%             1,987                  5.33%
17.000% to 17.999%         55,211,181                   11.28%             3,886                 10.42%
18.000% to 18.999%        101,612,137                   20.76%             7,683                 20.60%
19.000% to 19.999%         48,413,953                    9.89%             3,675                  9.85%
20.000% to 20.999%         51,017,943                   10.42%             4,138                 11.09%
21.000% to 21.999%         63,792,555                   13.03%             5,764                 15.45%
22.000% to 22.999%         20,405,860                    4.17%             1,911                  5.12%
23.000% to 23.999%         18,669,051                    3.81%             1,938                  5.20%
24.000% to 24.999%          2,862,549                    0.58%               282                  0.76%
25.000% to 25.999%            801,292                    0.16%                93                  0.25%
26.000% to 26.999%             96,362                    0.02%                13                  0.03%
27.000% to 27.999%            100,573                    0.02%                12                  0.03%
28.000% to 28.999%             25,132                    0.01%                 3                  0.01%
29.000% to 29.999%             50,178                    0.01%                 8                  0.02%
30.000% to 30.999%                  0                    0.00%                 0                  0.00%
31.000% to 31.999%                  0                    0.00%                 0                  0.00%
32.000% to 32.999%                  0                    0.00%                 0                  0.00%
                       ---------------      ------------------    ---------------  --------------------

TOTAL                    $489,419,450                  100.00%            37,299                100.00%
                       ===============      ==================    ===============  ====================

------------------------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2) Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation

       Distribution of the Receivables by Geographic Location of Obligor
                                    1998-D

                   Aggregate Principal
                   Balance as of Cutof     Percent of Aggregate       Number of    Percent of Number of
      State              Date              Principal Balance (1)    Receivables      Receivables (1)
-----------------  --------------------    ---------------------    ------------   ---------------------
California             $69,376,738.33                     14.18%           5,019                  13.46%
Texas                   44,634,242.85                      9.12%           3,393                   9.10%
Florida                 38,284,157.60                      7.82%           2,866                   7.68%
New York                24,900,030.91                      5.09%           1,891                   5.07%
Pennsylvania            23,246,250.26                      4.75%           1,834                   4.92%
Ohio                    22,743,289.93                      4.65%           1,814                   4.86%
Illinois                21,834,136.28                      4.46%           1,651                   4.43%
Virginia                19,183,117.34                      3.92%           1,414                   3.79%
Arizona                 17,294,210.86                      3.53%           1,362                   3.65%
New Jersey              17,605,325.47                      3.60%           1,359                   3.64%
Georgia                 16,767,819.73                      3.43%           1,171                   3.14%
Michigan                14,651,443.14                      2.99%           1,141                   3.06%
North Carolina          13,625,717.18                      2.78%           1,020                   2.73%
Washington              11,307,738.51                      2.31%             891                   2.39%
Tennessee               10,570,784.89                      2.16%             763                   2.05%
Massachusetts            7,541,124.49                      1.54%             667                   1.79%
Nevada                   8,909,348.39                      1.82%             662                   1.77%
Missouri                 7,857,852.91                      1.61%             635                   1.70%
Kentucky                 7,559,195.21                      1.54%             598                   1.60%
Maryland                 9,882,713.12                      2.02%             696                   1.87%
Minnesota                7,356,457.90                      1.50%             602                   1.61%
Alabama                  6,874,642.76                      1.40%             508                   1.36%
Colorado                 6,232,451.53                      1.27%             530                   1.42%
Oklahoma                 5,920,037.55                      1.21%             490                   1.31%
South Carolina           5,806,899.38                      1.19%             429                   1.15%
Kansas                   4,940,108.64                      1.01%             379                   1.02%
Indiana                  4,868,617.41                      0.99%             386                   1.03%
Connecticut              4,431,992.07                      0.91%             353                   0.95%
Oregon                   3,867,468.45                      0.79%             304                   0.82%
Louisiana                3,830,752.56                      0.78%             273                   0.73%
Wisconsin                3,608,484.23                      0.74%             291                   0.78%
Utah                     3,081,993.21                      0.63%             251                   0.67%
West Virginia            2,734,624.41                      0.56%             204                   0.55%
Mississippi              2,616,833.20                      0.53%             183                   0.49%
New Mexico               2,022,770.37                      0.41%             152                   0.41%
Other (2)               13,450,079.07                      2.75%           1,117                   2.99%
                      ---------------                    -------          ------                 -------

TOTAL                 $489,419,450.14                    100.00%          37,299                 100.00%
                      ---------------                    -------          ------                 -------

-------------------------------------
(1)        Percentages may not add to 100% because of rounding.
(2)        States with principal balances less than $2,000,000.